                                         UNITED STATES
                                SECURITIES AND EXCHANGE COMMISSION
                                     Washington, D.C.  20549

                                            FORM 8-K

                                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 15, 2001

                                   EAGLETECH COMMUNICATIONS, INC.
   (Exact name of registrant as specified in its chapter)

           Nevada                      0-29275                13-4020694
(State of other jurisdiction (Commission File No.) (IRS Employer Identification No.)
    of incorporation)

305 S. Andrews Ave., Ft. Lauderdale, FL       33301
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code (954) 462-1494

                                             Not Applicable
  (Former name or former address, if changed since last report)

Item 5.  Other Events

Eagletech Communications, Inc. has filed a lawsuit in the Florida 11th Circuit Court against defendants: Bryn Mawr Investment Group, Inc.a/k/a Valley Forge Securities, Inc.; John Serubo,
Individually and as an Agent of Valley Forge Securities, Inc. (F/K/A) Bryn Mawr Investment
Group, Inc.; Lloyds Bahamas Securities, Ltd.; T.R. Kessler; Robert Dobbs; Robert Bergman;
Paradigm Group II, L.L.C.; The Paradigm Group; Paradigm Millennium Fund, L.P.;
Paradigm\Eagletech, L.P.; LBC Capital Resources, Inc. a/k/a LBC Capital Group; Goulding
Trust; Randy S. Goulding; Sheldon Drobny; Thomas Papoutsis; Sigmund A. Eisenschenk;
Jerome Schachter; Buzz Simmons; Richard Kushnir, Liss Financial Services; Michael O'Brien;
Oscar Gruss & Son; National Securities; Arbus Capital LTD; Arbus\Eagletech, L.P; Stephen
Jouzapaitis; Harry Leopold; Hawthorn Capital Corporation; John Dorocki; Charles Parkhurst;
Christopher Fitzmaurice; Peter G. Hirsch; William Kelley; Thomas Tierney; Salomon Smith
Barney; Knight Securities; Schwab Capital Markets, L.P.; Trinity Technology Management
Incorporated; William Mongiardo and Thompson  Kernaghan & Company, Ltd; Richmond
Associates, Inc.; and T.J. Madison.  The suit alleges among other things, that during the period from February 1999 through the present, the defendants, working in concert, orchestrated "Pump
& Dump" then "Toxic Convertible or Death Spiral" schemes, reneged on subsequent funding commitments, and illegally manipulated the stock by an organized campaign of short selling to depress the price.  This has resulted in the alleged bilking of at least $100 million dollars in market capitalization from the company's stock and ultimately from the pockets of its common shareholders, the attempted "takeover" of 95% of the company's stock and the attempted
"stealing" of its valuable patented technology.  The suit asks for compensatory damages, rescission of agreements, the return of millions of dollars in illegally converted property, treble damages, attorneys fees, establishment of a constructive trust, and the right to plead punitive damages.

Item 6. Resignations of Registrant's Directors

On November 1, 2001, Messrs Kenneth L. Payne, Robert H. Clarkson, J. Sherman Henderson III
and Christopher P. Flannery resigned as directors of the Registrant, effective immediately.
These resignations were not a result of any disagreements with management on any issue of corporate governance or policy.  The former directors declined to state their reasons for resignation in writing, and the Registrant accepted the resignations with regret.

Item 7.  Financial Statements and Exhibits.

The following documents are attached as exhibits to this Form 8-K.

 Exhibit 99.1 - Registrant's Press Release dated November 13, 2001

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      EAGLETECH COMMUNICATIONS, INC.
       (Registrant)

November 15, 2001                  /S/RODNEY E. YOUNG
Date      Rodney E. Young, President

Press Release
Eagletech Communications Sues 40 - Financial Firms, Market Makers, Brokers, &
Individuals Charging Fraud & Conspiracy.
Common Law Fraud, Civil Conspiracy, Conversion and Violation of the RICO Act are
Alleged in a Scheme to Manipulate the Company's stock.

FORT LAUDERDALE, FL--(BUSINESS WIRE)--November 13, 2001-- Eagletech
Communications Inc. (OTCBB:EATC - news) a wholesale provider of next generation enhanced telecom services to carriers today announced that it has filed suit in the Florida 11th Circuit Court against a total of over 40 defendants, including: Salomon Smith Barney, and six of its present or former NY-Wall Street area office high level executives, certain market makers, including
Knight Securities, Schwab Capital Markets, and Thompson Kernaghan, certain broker/dealers including, Oscar Gruss & Son, Liss Financial, and National Securities, certain investment banking firms including, The Paradigm Group, Valley Forge Securities (formerly Bryn Mawr
Investment Group), alter-ego corporations, Trinity Technology Management Incorporated,
Lloyds Bahamas Securities LTD., former Eagletech CEO Robert Dobbs, and key individuals,
Randall S. Goulding, John P. Dorocki, and John Serubo, among others.  Eagletech is represented in this action by attorney firms O'Quinn, Laminack & Pirtle, of Houston, Texas, Christian
Wukoson Smith & Jewell, also of Houston, Texas, and Arthur W. Tifford P.A., of Miami,
Florida. The suit alleges among other things, that during the period from February 1999 through the present, the defendants, working in concert, orchestrated "Pump & Dump" then "Toxic
Convertible or Death Spiral" schemes, reneged on subsequent funding commitments, and illegally manipulated the stock by an organized campaign of short selling to depress the price.
This has resulted in the alleged bilking of at least $100 million dollars in market capitalization from the company's stock and ultimately from the pockets of its common shareholders, the attempted "takeover" of 95% of the company's stock and the attempted "stealing" of its valuable patented technology.  The suit asks for compensatory damages, rescission of agreements, the return of millions of dollars in illegally converted property, treble damages, attorneys fees, establishment of a constructive trust, and the right to plead punitive damages.  A separate action against these defendants by the common shareholders is also contemplated.
"Most companies that have suffered this fate, are so financially weakened by the organized attacks on their stock, that they have little choice but to turn their companies over to these people, who after the takeover offer jobs and new funding, usually the same funding they once denied the company." stated Rod Young, Co-founder, President and CEO of Eagletech.  "We are the exception.  We will not accept this brand of financial terrorism.  We will rebuild this company!"
According to Young "Timely, best describes Eagletech's patented technology that delivers next-
gen enhanced services to carriers without having to purchase next-gen switches.  With the current telecom capital implosion well under way, billions in redundant capital expenditures could be preserved, by extending the function of existing switches with Eagletech's technology.
The company's mission is to forge ahead, re-capitalize, establish new strategic relationships, and return the value that has been stolen from the shareholders.  Eagletech is open for business!"
Lead council for Eagletech is John O'Quinn of O'Quinn, Laminack & Pirtle.  Mr. O'Quinn was
also the lead counsel for the State of Texas in the $16.5 Billion dollar settlement against the tobacco industry and is rated as one of the top ten plaintiffs counsel in the United States.  He has obtained verdicts and settlements exceeding $25 Billion dollars in his career.  Florida counsel,
Arthur Tifford recently won a judgment in a similar "Toxic Convertible" – "Death Spiral" case totaling $389 million dollars.  ITIS dba Litidex, a wholly owned subsidiary of ITIS, Inc., formerly Internet Law Library (OTCBB: ITII) has been retained by the law firms to handle litigation support.
Mr. O'Quinn stated, "We filed this lawsuit based upon an investigation of the financing and of the principals and associates involved.  It is our opinion that our client and it's shareholders, like many others, have been victimized and damaged by predatory financing schemes involving numerous market makers and others designed to enrich the financiers to the ruination of the companies financed. When the financiers recognize tremendous potential in a company the scheme also includes the takeover of those companies.  Our firm is committed to litigate this matter to a successful conclusion, regardless of the number of parties ultimately named, the time involved or the expenses we must incur or advance, for our clients."  Gary M. Riebschalger of the firm said, "The damage done to small companies and the people who work for them is outrageous.  These arrogant, selfish financiers who use offshore devices and fraudulent schemes to enrich themselves at the expense of the people must stop.  We will expose them and their 'fat cat' buddies to the bright light of justice."
Eagletech Communications, Inc. is traded on the (OTCBB: EATC).  Eagletech owns two patents on technology which allows it's Unified Communications/Virtual PBX product to enhance the service offering of the existing installed base of billions of dollars worth of carrier telephone switches without carriers having to invest in next-generation switching platforms.  The Eagletech
UC/VPBX with a low barrier to entry, when coupled with a smart-build strategy, and utilizing next-gen MPLS broadband technology will permit future product offerings such as pure-play
ASP services, and strategic partnering in both voice services and data services.  For more information visit www.eagletech1.com for a test drive.
This press release contains forward-looking statements. The words ``estimate'', ``possible'' and
``seeking'' and similar expressions identify forward-looking statements, which speak only as to the date of the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, competition and other material risks.

Contact:

     Noble House of Boston, Casselberry, Fla.
     Art Batson, 888/217-2553
     Fax 407/339-4826